Provision for Income Taxes	9 Months Ended	12 Months Ended
	Nov. 26, 2022	Feb. 26, 2022
Income Tax Disclosure [Abstract]
Provision for Income Taxes
10)	INCOME TAXES
The effective tax rate for the three and nine months ended November 26, 2022 was (0.7)% and (0.6)%, respectively, compared with (171.3)% and (37.9)%, respectively, for the three and nine months ended November 27, 2021. The effective tax rate for the three and nine months ended November 26, 2022 reflects the impact of a valuation allowance initially recorded in the third quarter of fiscal 2021, discussed below. For the three and nine months ended November 27, 2021, the effective tax rate included the impact of a charge to record a valuation allowance in the fiscal third quarter of $181.5 million, discussed below, as well as a benefit of $2.4 million and $18.6 million, respectively, resulting from an adjustment to the estimated net operating loss incurred in fiscal 2020 which was carried back, under the provisions of the CARES Act, to a year in which the tax rate was 35%.
In assessing the recoverability of its deferred tax assets, the Company evaluates the available objective positive and negative evidence to estimate whether it is more likely than not that sufficient future taxable income will be generated to permit the use of existing deferred tax assets in each taxpaying jurisdiction. For any deferred tax asset in excess of the amount for which it is more likely than not that the Company will realize a benefit, the Company establishes a valuation allowance. A valuation allowance is a non-cash
charge, and does not limit the Company’s ability to utilize its deferred tax assets, including its ability to utilize tax loss and credit carryforward amounts, against future taxable income.
During the third quarter of fiscal 2021, the Company concluded that, based on its evaluation of available objective positive and negative evidence, it was no longer more likely than not that its net U.S. federal and state deferred tax assets were recoverable. During the nine months ended November 26, 2022, the Company determined that this conclusion continued to be appropriate. In assessing the realizability of deferred tax assets, the key assumptions used to determine positive and negative evidence included the Company’s cumulative loss before income taxes for the past three years, current trends related to actual taxable earnings or losses, and expected future reversals of existing taxable temporary differences, as well as, timing and the cost of the Company’s transformation initiatives and their expected associated benefits. As of February 26, 2022, the total valuation allowance relative to U.S. federal and state deferred tax assets was $224.3 million, and the Company’s assertion for the need of a full valuation allowance remains as of November 26, 2022.
As of February 26, 2022, the Company recorded a valuation allowance of $25.2 million relative to the Company’s Canadian net deferred tax asset as the Company did not believe the deferred tax assets in that jurisdiction were more likely than not to be realized, and the Company’s assertion for the need of a full valuation allowance remains as of November 26, 2022.
The amount of the deferred tax assets considered realizable, and the associated valuation allowance, could be adjusted in a future period if estimates of future taxable income change or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence, such as projections for future growth.
During the three and nine months ended November 26, 2022, the change in the gross amount of unrecognized tax benefits and accrued interest and penalties was not significant.
As of November 26, 2022, the Company operated in all 50 states, the District of Columbia, Puerto Rico, Canada and Mexico and files income tax returns in the United States and various state, local and international jurisdictions. The Company is currently under examination by the Internal Revenue Service for the tax year 2017. The Company is open to examination for state, foreign and local jurisdictions with varying statutes of limitations, generally ranging from 3 to 5 years.

8.	PROVISION FOR INCOME TAXES
The components of the (benefit) provision for income taxes are as follows:

	Fiscal Year Ended
(in thousands)	February 26, 2022	February 27, 2021	February 29, 2020
Current:
Federal	$(43,740)	$(336,506)	$2,455
State and local	3,397	1,211	(7,973)

	(40,343)	(335,295)	(5,518)

Deferred:
Federal	73,006	150,861	(124,578)
State and local	54,304	(1,555)	(20,941)

	127,310	149,306	(145,519)

	$86,967	$(185,989)	$(151,037)

At February 26, 2022 and February 27, 2021, included in other assets are net deferred income tax assets of $(0.1) million and $130.0 million, respectively. These amounts represent the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The significant components of the Company’s deferred tax assets and liabilities consist of the following:

(in thousands)	February 26, 2022	February 27, 2021
Deferred tax assets:
Inventories	$4,077	$13,040
Operating lease liabilities	473,397	484,290
Insurance	6,416	9,086
Stock-based compensation	1,592	1,014
Merchandise credits and gift card liabilities	56,690	52,584
Accrued expenses	23,412	31,914
Intangibles	1,685	1,008
Goodwill	90	1,596
Carryforwards and other tax credits	189,746	86,914
Other	34,991	34,104
Valuation allowance:	(249,529)	(26,011)

Deferred tax liabilities:
Depreciation	(146,970)	(105,649)
Prepaid expenses	(1,155)	(26,356)
Operating lease assets	(376,079)	(409,535)
Other	(18,499)	(17,977)

	$(136)	$130,022

At February 26, 2022, the Company has federal net operating loss carryforwards of $67.2 million (tax effected), of which $4.6 million will expire between 2025 and 2039, state net operating loss carryforwards of $87.1 million (tax effected), which will expire between 2021 and 2041, California state enterprise zone credit carryforwards of $2.1 million (tax effected), which will expire in 2023, but require taxable income in the enterprise zone to be realizable.
In assessing the recoverability of its deferred tax assets, the Company evaluates the available objective positive and negative evidence to estimate whether it is more likely than not that sufficient future taxable income will be generated to permit use of existing deferred tax assets in each taxpaying jurisdiction. For any deferred tax asset in excess of the amount for which it is more likely than not that the Company will realize a benefit, the Company establishes a valuation allowance. A valuation allowance is a non-cash
charge, and does not limit the Company’s ability to utilize its deferred tax assets, including its ability to utilize tax loss and credit carryforward amounts, against future taxable income.
The Company assessed all available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of existing deferred tax assets in each taxpaying jurisdiction. On the basis of this evaluation, as of February 26, 2022, a valuation allowance of $224.3 million was recorded against the Company’s net federal and state deferred tax assets as it is not more likely than not that these assets would be realized.
As of February 26, 2022 and February 27, 2021, the Company had also recorded a valuation allowance of $25.2 million and $15.5 million, respectively, relative to the Company’s Canadian net deferred tax asset, as the Company did not believe the deferred tax assets in that jurisdiction were more likely than not to be realized.

The following table summarizes the activity related to the gross unrecognized tax benefits from uncertain tax positions:

(in thousands)	February 26, 2022	February 27, 2021
Balance at beginning of year	$105,749	$51,781
Increase related to current year positions	1,125	69,106
Decrease related to prior year positions	(1,902)	(2,797)
Settlements	(2,340)	(4,981)
Lapse of statute of limitations	(7,114)	(7,360)

Balance at end of year	$95,518	$105,749

Gross unrecognized tax benefits are classified in
non-current
income taxes payable (or a contra deferred tax asset) on the consolidated balance sheet for uncertain tax positions taken (or expected to be taken) on a tax return. As of February 26, 2022 and February 27, 2021, approximately $95.5 million and $105.7 million, respectively, of gross unrecognized tax benefits would impact the Company’s effective tax rate. As of February 26, 2022 and February 27, 2021, the liability for gross unrecognized tax benefits included approximately $8.6 million and $8.1 million, respectively, of accrued interest. The Company recognizes interest and penalties for unrecognized tax benefits, as applicable, in income tax expense. The Company recorded an increase to accrued interest of approximately $0.5 million for the fiscal year ended February 26, 2022 and a decrease of approximately $1.5 million for the fiscal year ended February 27, 2021 for gross unrecognized tax benefits in the consolidated statement of earnings.
The Company anticipates that any adjustments to gross unrecognized tax benefits which will impact income tax expense, due to the expiration of statutes of limitations, could be approximately $5.8 million in the next twelve months. However, actual results could differ from those currently anticipated.
As of February 26, 2022, the Company operated in all 50 states, the District of Columbia, Puerto Rico, Canada, and Mexico and files income tax returns in the United States and various state, local and international jurisdictions. The Company is currently under examination by the Internal Revenue Service for the tax year 2017. The Company is open to examination for state, foreign and local jurisdictions with varying statutes of limitations, generally ranging from 3 to 5 years.
The following table summarizes the reconciliation between the effective income tax rate and the federal statutory rate:

	Fiscal Year Ended
	February 26, 2022	February 27, 2021	February 29, 2020
Federal statutory rate	21.00%	21.00%	21.00%
State income tax rate, net of federal impact	3.87	3.94	4.28
Uncertain tax positions	2.16	1.63	1.33
Goodwill non-deductible impairment charges	—	—	(4.84)
Tax deficiencies related to stock-based compensation	(0.81)	(3.18)	(3.07)
Tax credits	0.38	0.41	0.49
CARES Act	0.94	35.98	—
Valuation Allowance	(48.01)	(7.74)	—
Canadian Branch Earnings	1.60	0.78	0.90
Other	0.47	2.35	(0.34)

	(18.40)%	55.17%	19.75%